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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                000-23489           52-1309227
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    (State or other jurisdiction    (Commission       (I.R.S. Employer
         of incorporation)          File Number)     Identification No.)

 4950 Communication Avenue, Suite 300, Boca Raton, Florida      33431
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         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  561-226-5000

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS

On March 2, 2005, Access Worldwide Communications, Inc. issued a press release announcing the addition of Alfonso Yuchengco, III to the Board of Directors. A copy of the press release is furnished as an exhibit to this report.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS

     (c)    Exhibits

     99.1   Press Release, dated March 2, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                     (Registrant)

Date March 3, 2005

                                     By:  /s/  RICHARD LYEW
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                                          Richard Lyew, Executive Vice President
                                          and Chief Financial Officer
                                          (principal financial and
                                          accounting officer)

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